[USAA EAGLE LOGO]            USAA MUTUAL FUND, INC.
                          INTERMEDIATE-TERM BOND FUND
                              SHORT-TERM BOND FUND

                         SUPPLEMENT DATED MAY 20, 2002
                               TO THE PROSPECTUS
                             DATED DECEMBER 1, 2001


R. MATTHEW FREUND, CFA, ASSISTANT VICE PRESIDENT OF FIXED INCOME INVESTMENTS, HAS ASSUMED LEAD PORTFOLIO MANAGEMENT RESPONSIBILITIES OF THE INTERMEDIATE-TERM BOND FUND AND SHORT-TERM BOND FUND REPLACING PAUL H. LUNDMARK. MR. FREUND IS BACKED UP BY A TEAM OF FIXED-INCOME RESEARCH ANALYSTS WHO SUPPLY FUNDAMENTAL RESEARCH. PAGES 11 AND 10, RESPECTIVELY, OF THE FUNDS' PROSPECTUSES UNDER THE HEADING PORTFOLIO MANAGER IS AMENDED AS FOLLOWS TO REFLECT THIS CHANGE:

Portfolio Manager

R. Matthew Freund, CFA, assistant vice president of Fixed Income Investments, has managed the Fund since May 2002. Mr. Freund has 12 years' investment management experience and has worked for us for seven years. He earned the Chartered Financial Analyst designation in 1992 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA from Indiana University and a BA from Franklin & Marshall College.

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